SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 14, 2005

ShoLodge, Inc.

(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of
incorporation or organization)

0-19840	62-1015641
(Commission File Number)	(I.R.S. Employer Identification Number)

130 Maple Drive North
Hendersonville, TN
(Address of principal executive offices)

37075
(Zip Code)

615-264-8000
(Registrant’s telephone number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act

     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01 Regulation FD Disclosure

     On January 14, 2005, the Company issued a press release announcing that it intends to file a Form 15 deregistering its securities on or about January 24, 2005 and that it plans to payoff all of its remaining outstanding senior subordinated notes by the end of its first fiscal quarter. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01 Other Events

     On January 14, 2005, the Company issued a press release announcing that it intends to file a Form 15 deregistering its securities on or about January 24, 2005 and that it plans to payoff all of its remaining outstanding senior subordinated notes by the end of its first fiscal quarter. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

     99.1 Press Release dated January 14, 2005*

     * Filed herewith

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOLODGE, INC.
Date: January 14, 2005	By:	/s/ Bob Marlowe
Bob Marlowe
Secretary-Treasurer Chief Accounting Officer